August 2, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-12

                              KeySpan Corporation
                              -------------------
                (Name of Registrant as Specified in Its Charter)

                                     (N/A)
                                     -----
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     N/A______________________________________________________________
(2)  Aggregate number of securities to which transaction applies:
     N/A______________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     N/A______________________________________________________________
(4)  Proposed maximum aggregate value of transaction:
     N/A______________________________________________________________
(5)  Total fee paid:
     N/A______________________________________________________________

[ ]       Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing registration statement number, or the Form or Schedule and date of its filing.

(1)  Amount Previously Paid:
     N/A______________________________________________________________
(2)  Form, Schedule or Registration Statement No.:
     N/A______________________________________________________________
(3)  Filing Party:
     N/A______________________________________________________________
(4)  Date Filed:
     N/A______________________________________________________________












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


The following letter is being mailed to unvoted stockholders of KeySpan Corporation who own 100 or more shares.

KeySpan                                                    One MetroTech Center
                                                  Brooklyn, New York 11201-3850

                               IMPORTANT REMINDER
                          PLEASE VOTE YOUR PROXY TODAY

                                                                 August 2, 2006

Dear KeySpan Stockholder:

     We recently distributed proxy materials regarding the Annual Meeting of Stockholders of KeySpan Corporation. The meeting is scheduled to be held on August 17, 2006. If you have not yet voted, please take one moment of your time now to cast your vote for this important meeting.

     Your vote is important no matter how many shares you hold. Please act promptly to vote your shares. Telephone and internet voting is available to most stockholders. See instructions regarding voting on the reverse side of this letter.

     For the reasons more fully described in the Proxy Statement, dated July 11, 2006, your Board of Directors unanimously recommends that you vote:

1. "FOR" the adoption of the Agreement and Plan of Merger, dated as of February 25, 2006, among National Grid plc, National Grid US8 Inc., and KeySpan pursuant to which, upon the merger becoming effective, each outstanding share of common stock of KeySpan will be converted into the right to receive $42.00 in cash, without interest;

2.   "FOR" the election of ten directors;

3. "FOR" the ratification of Deloitte & Touche LLP, as independent registered public accountants for the year ending December 31, 2006; and

4.   "AGAINST" the stockholder proposal to adopt simple majority vote.

     The Board of Directors has unanimously determined that the merger is fair to and in the best interests of our stockholders and has approved the merger. The adoption of the merger agreement requires the approval of the holders of a majority of the combined voting power of the outstanding shares of common stock entitled to vote thereon. Accordingly, the vote of all stockholders is important. If a KeySpan stockholder does not vote, it has the same effect as voting against the merger. Please act today to vote your proxy!

     If you have any questions or need assistance voting your shares, please call our proxy solicitation agent, D. F. King & Co., Inc., toll-free at 1-800-628-8536.

     Thank you for your cooperation.

                                                  Sincerely,


                                                  /s/Robert B. Catell
                                                  -------------------
                                                  ROBERT B. CATELL
                                                  CHAIRMAN AND CHIEF EXECUTIVE
                                                  OFFICER


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


                               3 EASY WAYS TO VOTE

     Help your company avoid the expense of further solicitation by voting today. You may use one of the following simple methods to vote your shares:

1. Vote by Telephone. Call the toll-free number listed for this purpose on your proxy or voting instruction form. Have your control number listed on the form ready and follow the simple instructions.

2. Vote by Internet. Go to the website listed on your proxy or voting instruction form. Have your control number listed on the form ready and follow the simple instructions.

3. Vote by Mail. Mark, sign, date and return your proxy or voting instruction form in the postage-paid return envelope provided.


                            STREET NAME STOCKHOLDERS
                            ------------------------

     Please refer to your proxy or voting instruction form for instructions on how to vote. Your broker or bank cannot vote your shares on the merger proposal unless it receives your specific instructions.

                                PLEASE ACT TODAY
                                ----------------

--------------------------------------------------------------------------------
                                  YOUR VOTE IS
                                    IMPORTANT

Please help your company save additional solicitation costs by signing, dating and mailing your proxy or voting instruction form today. If you submit a signed proxy card without giving specific voting instructions with respect to any or all proposals, you give the named proxies the authority to vote, in accordance with the Board's recommendations, on each such proposal and in their discretion on any other matter that may arise at the meeting. However, a failure to vote is equivalent to a vote against the merger agreement. Please refer to your proxy or voting instruction form for instructions on how to vote. Please return your vote immediately. If you have any questions or need assistance voting your shares, please call our proxy solicitation agent, D. F. King & Co., Inc., toll-free at 1-800-628-8536.
--------------------------------------------------------------------------------

In connection with the proposed merger, the Company has filed a definitive proxy statement with the Securities and Exchange Commission. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive proxy statement is also available free of charge at the Securities and Exchange Commission's website, www.sec.gov, and


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


stockholders of the Company are also able to obtain additional copies of the definitive proxy statement free of charge by directing their requests to KeySpan Corporation One MetroTech Center, Brooklyn, New York 11201-3850.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the Company's participants in the solicitation is set forth in the Company's proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the definitive proxy statement relating to the merger.








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



Additional Information and Where to Find It
-------------------------------------------

In connection with the proposed merger, the Company has filed a definitive proxy statement with the Securities and Exchange Commission. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive proxy statement is also available free of charge at the Securities and Exchange Commission's website, www.sec.gov, and stockholders of the Company are also able to obtain additional copies of the definitive proxy statement free of charge by directing their requests to KeySpan Corporation One MetroTech Center, Brooklyn, New York 1120-3850.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the Company's participants in the solicitation is set forth in the Company's proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the definitive proxy statement relating to the merger.






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